UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Pkwy, Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Bo J. Howell

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, Ohio 45244

Registrant’s telephone number, including area code: 800-934-5550

Date of fiscal year end: 06/30/2025

Date of reporting period: 06/30/2025

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the IMS Family of Funds, series of the 360 Funds (the “registrant”) for the year ended June 30, 2025 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

IMS Capital Value Fund	ANNUAL REPORT

Institutional Class (IMSCX)

June 30, 2025

This annual report to shareholders contains important information of the IMS Capital Value Fund (the “Value Fund”) for the year ended June 30, 2025. You can find the Value Fund’s prospectus, financial information on Form N-CSR, holdings, proxy voting information and other information at http://www.imsfunds.com. You can also request this information without charge by contacting the Value Fund at (877) 244-6235.

What were the Value Fund costs for the year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class shares	$190	1.80%

How has the Value Fund performed during the past 10 years?

Cumulative Performance of a Hypothetical $10,000 Investment as-of June 30, 2025

Average Annual Total Returns
	1 Year	5 Years	10 Years
Institutional Class shares	11.05%	14.69%	8.84%
S&P 500® Total Return Index	15.16%	16.63%	13.63%

The above line graph shows the value of a hypothetical $10,000 investment in the Value Fund’s Institutional Class shares versus the S&P 500® Total Return Index, the Value Fund’s regulatory benchmark. The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on the Value Fund distributions or on the redemption of the Value Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling (877) 244-6235.

IMS Capital Value Fund	ANNUAL REPORT

Institutional Class (IMSCX)

June 30, 2025

How did the Value Fund perform last year?

The Value Fund returned 11.05% for the fiscal year ended June 30, 2025. The Value Fund’s benchmark, the S&P 500® Total Return Index (“S&P 500”), returned 15.16% during the same period. Despite substantial allocations to high-performing tech stocks, IMSCX underperformed the S&P 500 due to factors such as lower weighting in the very top index drivers (e.g., Facebook exposure is substantial but less than the combined concentration in the S&P 500’s largest weights) and broader diversification across financials and other sectors, which may have lagged. Additionally, the Fund’s overall portfolio—while growth-oriented—was less concentrated in just a handful of mega-cap winners compared to the S&P 500, and positions outside the technology sector (such as Wells Fargo, US Bancorp, and Dutch Bros) may not have matched the outsized gains of the index’s top performers, leading to relative underperformance.

What factors influenced performance during the past year?

●	The Fund benefitted from its technology exposure, with companies like NVIDIA, Microsoft, Apple, and Broadcom driving gains on accelerating demand for artificial intelligence and cloud computing.

●	Additional strength came from Alphabet and Meta in communication services as well as Amazon and Costco.

●	These winners were partly offset by weakness in financials, where banks and brokers faced pressure from narrowing margins, and by selective underperformance in consumer names such as Starbucks and Dutch Bros.

●	Performance was shaped by a shifting macro backdrop. At the start of the year, expectations for Federal Reserve rate cuts supported higher valuations, while later in the year, the U.S. election and the introduction of new trade tariffs created volatility, particularly for multinational companies. The Treasury curve’s twist—with short rates declining and longer maturities rising—further challenged financials but reinforced investor appetite for large cap technology. More broadly, the year was defined by the continued build out of AI infrastructure, which provided strong tailwinds to our technology positions.

How has the Value Fund changed?

The Fund did not have any material changes that occurred during the reporting period.

What are some Value Fund statistics?

Fund Statistics
Total Net Assets	$51,858,181	Investment Advisory Fees Paid	$615,702
Number of Portfolio Holdings	30	Portfolio Turnover Rate	70.05%

What did the Value Fund invest in?

Sector Allocation (as a % of Portfolio)
Information Technology	30.60%	Health Care	4.53%
Communication Services	20.40%	Utilities	3.60%
Consumer Discretionary	16.50%	Energy	1.75%
Financials	16.27%	Consumer Staples	1.34%
Industrials	4.60%	Cash & Cash Equivalents	0.41%

Top Ten Holdings (as a % of Net Assets)
Meta Platforms, Inc. – Class A	11.67%	Alphabet, Inc. – Class C	5.47%
Wells Fargo & Co.	6.64%	Broadcom, Inc.	5.42%
Amazon.com, Inc.	6.16%	Dutch Bros., Inc. – Class A	5.29%
NVIDIA Corp.	6.09%	U.S. Bancorp	5.05%
Microsoft Corp.	6.04%	Apple, Inc..	3.96%

Householding

To reduce the Value Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Value Fund documents not be householded, please contact the Value Fund at (877) 244-6235 or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Value Fund.

IMS Strategic Income Fund	ANNUAL REPORT

Institutional Class (IMSIX)

June 30, 2025

This annual report to shareholders contains important information of the IMS Strategic Income Fund (the “Income Fund”) for the year ended June 30, 2025. You can find the Income Fund’s prospectus, financial information on Form N-CSR, holdings, proxy voting information and other information at http://www.imsfunds.com. You can also request this information without charge by contacting the Income Fund at (877) 244-6235.

What were the Income Fund costs for the year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class shares	$208	2.02%

How has the Income Fund performed during the past 10 years?

Cumulative Performance of a Hypothetical $10,000 Investment as-of June 30, 2025

Average Annual Total Returns
	1 Year	5 Years	10 Years
Institutional Class shares	6.06%	4.32%	(1.14)%
Bloomberg Barclays U.S. Aggregate Bond Index	6.08%	(0.73)%	1.76%

The above line graph shows the value of a hypothetical $10,000 investment in the Income Fund’s Institutional shares versus the Bloomberg Barclays U.S. Aggregate Bond Index, the Income Fund’s regulatory benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a widely used indicator of the bond market. The index is market capitalization-weighted and is made up of U.S. bonds that are primarily investment grade and has a greater number of securities than is found in the Income Fund’s portfolio.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on the Income Fund distributions or on the redemption of the Income Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling (877) 244-6235.

IMS Strategic Income Fund	ANNUAL REPORT

Institutional Class (IMSIX)

June 30, 2025

How did the Income Fund perform last year?

For the fiscal year ended June 30, 2025, the Income Fund generated a total return of 6.06% with dividends reinvested. This compares with a 6.08% return for the Fund’s benchmark, the Bloomberg Barclay’s U.S. Aggregate Bond Index.

What factors influenced performance during the past year?

●	Long-maturity bonds underperformed expectations, as anticipated declines in long-term interest rates did not materialize.

●	Shorter-maturity, credit-based bonds delivered mixed results. While several positions generated solid gains, others remained relatively unchanged, resulting in a neutral overall impact.

●	Structured bonds linked to yield curve steepness resumed coupon payments after a prolonged period of suspension. This contributed positively to returns, with three of the five holdings producing significant gains, while the other two were more modest.

How has the Income Fund changed?

The Fund did not have any material changes that occurred during the reporting period.

What are some Income Fund statistics?

Fund Statistics
Total Net Assets	$11,987,612	Investment Advisory Fees Paid	$31,738
Number of Portfolio Holdings	26	Portfolio Turnover Rate	266.79%

What did the Income Fund invest in?

Sector Allocation (as a % of Portfolio)
Corporate Bonds	50.36%	Common Stock	14.93%
Structured Notes	18.82%	Cash & Cash Equivalents	0.31%
Government Bonds	15.58%

Top Ten Holdings (as a % of Net Assets)
U.S. Treasury Bond (Government Bond)	15.34%	Bank of Montreal (Structured Note)	4.82%
Royal Caribbean Cruises Ltd. (Corporate Bond)	5.69%	Societe Generale SA (Structured Note)	4.59%
Service Properties Trust (Corporate Bond)	5.60%	Paramount Global (Corporate Bond)	4.51%
Staples, Inc. (Corporate Bond)	5.56%	Ford Motor Co. (Corporate Bond)	4.49%
Navient Corp. (Corporate Bond)	5.18%	Citigroup Global Markets Holdings, Inc. (Structured Note)	4.35%

Householding

To reduce Income Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Income Fund documents not be householded, please contact the Income Fund at (877) 244-6235 or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Income Fund.

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $22,000 and $20,000 with respect to the registrant’s fiscal years ended June 30, 2025 and June 30, 2024, respectively. The June 30, 2025 and June 30, 2024 fees were paid to Tait, Weller & Baker, LLP.

(b)	Audit-Related Fees. There were no fees billed during the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $4,000 and $5,000 with respect to the registrant’s fiscal years ended June 30, 2025 and June 30, 2024, respectively. The June 30, 2025 fees were paid to Tait, Weller & Baker, LLC and the services comprising these fees were the preparation of the registrant’s 2025 federal income and excise tax returns. As it pertains to the June 30, 2024 tax fees, $3,000 of the fees were paid to Tait Weller & Baker, LLP and the services comprising these fees are the preparation of the registrant’s 2024 federal income and excise tax returns; and, $2,000 of the fees were paid to Cohen & Company, Ltd and were to allow Tait Weller & Baker, LLP to review prior year tax returns and workpapers that were prepared by Cohen & Company, Ltd.

(d)

All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended June 30, 2025 and $0 for the fiscal year ended June 30, 2024 for the IMS Family of Funds.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the last two fiscal years ended June 30, 2025 and June 30, 2024 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual financial statements and other information filed under item 7 of this form.

ITEM 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies:

IMS Capital Value Fund

IMS Strategic Income Fund

Annual Financial Statements and Other Information

June 30, 2025

Fund Adviser:

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

Toll Free (800) 934-5550

IMPORTANT NOTE: The U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments which have resulted in changes to the design and delivery of annual and semi-annual reports (the “Reports”). The Reports are now streamlined to highlight key information about the Funds. Certain information previously included in the Reports, including the Funds’ financial statements, will no longer appear in the Reports, but will be available online within the Annual and Semi-Annual Financial Statements and Other Information, delivered free of charge, and filed with the SEC.

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2025

COMMON STOCK - 99.60%	Shares	Value

Communication Services - 20.40%
Alphabet, Inc. - Class C	16,000	$2,838,240
Meta Platforms, Inc. - Class A	8,200	6,052,338
Verizon Communications, Inc.	39,000	1,687,530
		10,578,108
Consumer Discretionary - 16.50%
Amazon.com, Inc.(a)	14,560	3,194,318
Dutch Bros., Inc. - Class A(a)	40,100	2,741,637
Starbucks Corp.	18,562	1,700,836
Tesla, Inc.(a)	2,900	921,214
		8,558,005
Consumer Staples - 1.34%
Costco Wholesale Corp.	700	692,958

Energy - 1.75%
Diamondback Energy, Inc.	6,600	906,840

Financials - 16.27%
Bank of America Corp.	27,900	1,320,228
Charles Schwab Corp.	11,530	1,051,997
U.S. Bancorp	57,900	2,619,975
Wells Fargo & Co.	43,000	3,445,160
		8,437,360
Health Care - 4.53%
Johnson & Johnson	4,000	611,000
UnitedHealth Group, Inc.	5,579	1,740,481
		2,351,481
Industrials - 4.60%
Caterpillar, Inc.	2,900	1,125,809
General Electric Co.	4,900	1,261,211
		2,387,020
Information Technology - 30.61%
Apple, Inc.	10,000	2,051,700
Applied Materials, Inc.	3,000	549,210
Arista Networks, Inc.(a)	5,700	583,167
Broadcom, Inc.	10,200	2,811,630
Marvell Technology, Inc.	7,600	588,240
Microsoft Corp.	6,300	3,133,683
NVIDIA Corp.	20,000	3,159,800
Palo Alto Networks, Inc.(a)	7,800	1,596,192
QUALCOMM, Inc.	5,388	858,093
Texas Instruments, Inc.	2,600	539,812
		15,871,527
Utilities - 3.60%
Hawaiian Electric Industries, Inc.(a)	30,000	318,900
Vistra Corp.	8,000	1,550,480
		1,869,380

TOTAL COMMON STOCK (Cost $29,091,497)		51,652,679

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2025

MONEY MARKET FUND - 0.41%	Shares	Value
Federated Hermes Government Obligations Fund - Institutional Shares, 4.20%(b)	212,522	$212,522

TOTAL MONEY MARKET FUND (Cost $212,522)		212,522

INVESTMENTS AT VALUE (Cost $29,304,019) - 100.01%		$51,865,201

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.01%)		(7,020)

NET ASSETS - 100.00%		$51,858,181

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Rate shown represents the 7-day effective yield at June 30, 2025, is subject to change and resets daily.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2025

COMMON STOCK - 14.70%	Shares	Value

Consumer Staples - 5.44%
Keurig Dr. Pepper, Inc.	6,600	$218,196
Mondelez International, Inc. - Class A	3,200	215,808
Philip Morris International, Inc.	1,200	218,556
		652,560
Financials - 3.74%
Franklin Resources, Inc.	9,500	226,575
U.S. Bancorp	4,900	221,725
		448,300
Health Care - 1.83%
Dentsply Sirona, Inc.	13,800	219,144

Industrials - 1.86%
Illinois Tool Works, Inc.	900	222,525

Utilities - 1.83%
Sempra	2,900	219,733

TOTAL COMMON STOCK (Cost $1,755,742)		1,762,262

CORPORATE BONDS - 49.57%	Principal Amount

Bausch Health Cos, Inc., 11.000%, Due 9/30/2028 - Canada(a)	$500,000	495,000
Enterprise Products Operating LLC, 7.573%, due 08/16/2077(b)	326,000	323,980
Ford Motor Co., 4.750%, due 01/15/2043	700,000	538,542
Navient Corp., 5.625%, due 08/01/2033	675,000	620,719
Nordstrom, Inc., 5.000%, due 01/15/2044	650,000	450,553
Occidental Petroleum Corp., 6.450%, due 09/15/2036	500,000	511,076
Paramount Global, 4.900%, due 08/15/2044	700,000	540,504
Royal Caribbean Cruises Ltd., 3.700%, due 03/15/2028 - Liberia	700,000	681,718
Service Properties Trust, 3.950%, due 01/15/2028	725,000	671,185
Staples, Inc., 10.750%, due 04/15/2027(a)	750,000	666,563
Verizon Communications, Inc., 3.000%, due 11/20/2060	750,000	442,635

TOTAL CORPORATE BONDS (Cost $6,273,629)		5,942,475

STRUCTURED NOTES - 18.53%

Bank of Montreal Callable Barrier Notes - Series G, 6.000%, due 07/17/2028 - Canada(b) (c) (h)	600,000	577,320
Citigroup Global Markets Holdings, Inc. Callable Range Accrual Notes, 7.000%, due 04/16/2035(b)(d)(h)	190,000	168,929
Citigroup Global Markets Holdings, Inc., Callable Range Accrual Notes, 13.000%, due 03/18/2037 (b)(e)(h)	550,000	521,345
JPMorgan Chase Financial Co. LLC Callable Range Accrual Notes, 3.753%, due 02/26/2036(b)(f)(h)	500,000	403,100
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Notes, 10.000%, due 10/31/2038 - France(b)(g)(h)	550,000	550,110

TOTAL STRUCTURED NOTES (Cost $2,375,839)		2,220,804

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2025

GOVERNMENT BOND - 15.34%	Principal Amount	Value

United States Treasury Bond, 4.125%, due 08/15/2053	$2,055,000	$1,838,584

TOTAL GOVERNMENT BOND (Cost $1,969,217)		1,838,584

MONEY MARKET FUND - 0.30%	Shares

Federated Hermes Government Obligations Fund - Institutional Shares, 4.20%(i)	36,377	36,377

TOTAL MONEY MARKET FUND (Cost $36,377)		36,377

INVESTMENTS AT VALUE (Cost $12,410,804) - 98.44%		$11,800,502

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 1.56%		187,110

NET ASSETS - 100.00%		$11,987,612

Percentages are stated as a percent of net assets.

(a) Security exempted from registration under Rule 144A of the Securities Act of 1933 and deemed a restricted security. The security may be resold in transactions exempt from registration, normally to qualified institutional investors. As of June 30, 2025, these securities amounted to $1,161,563 representing 9.69% of total net assets. See Note 11 in the Notes to the Financial Statements.

(b) Variable rate security. Rate shown represents the rate in effect at June 30, 2025.

(c) The notes will pay a Contingent Coupon on each Contingent Coupon Payment Date at the Contingent Interest Rate of 1.50% per quarter (approximately 6.00% per annum) if the closing level of each of the NASDAQ 100® Index and the Russell 2000® Index (each, a “Reference Asset” and, collectively, the “Reference Assets”) Reference Asset on the applicable quarterly Observation Date is greater than its Coupon Barrier Level. However, if the closing level of any Reference Asset is less than or equal to its Coupon Barrier Level on an Observation Date, the notes will not pay the Contingent Coupon for that Observation Date.

(d) Contingent interest will accrue on the notes during each accrual period at 7.00% per annum only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the CMS spread is greater than the CMS spread barrier (meaning that CMS30 is greater than CMS2) on that day and (ii) the closing level of each underlying index, the Russell 2000® Index and Dow Jones Industrial AverageTM, on that day is greater than or equal to its accrual barrier level.

(e) Contingent interest will accrue on the securities during each accrual period at the contingent rate of 13.000% only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the SOFR CMS spread is greater than or equal to the SOFR CMS spread barrier (meaning that SOFR CMS30 is greater than or equal to SOFR CMS2) on that day and (ii) the closing level of each underlying index, the EURO STOXX® Banks Index and the S&P 500® Index, on that day is greater than or equal to its accrual barrier level. Accordingly, the accrual of interest during each accrual period will be contingent on the SOFR CMS spread and the level of each underlying index.

(f) The interest rate during the Initial Interest Periods from the Original Issue Date of the notes and ending on but excluding February 26, 2022 shall be 9.00% per annum. After the Initial Interest Periods, interest will accrue for each other Interest Period, at a per annum rate equal to the Spread (the 30-Year ICE Swap Rate minus the 2-Year ICE Swap Rate) on the applicable Determination Date for such Interest Period multiplied by the Multiplier, provided that the Closing Level of each Index, the S&P 500® Index and EURO STOXX® 50 Index, on each Accrual Determination Date during such Interest Period is greater than or equal to its Minimum Index Level (for each Index, 70.00% of its Initial Value), and subject to the Maximum Interest Rate of 9.00% and the Minimum Interest Rate of 0.00%.

(g) The interest rate during the first five years is a fixed rate of 10.00% per annum and after the first five years to maturity or early redemption by the issuer, at the Variable Coupon Rate per annum described below, subject to the Maximum Coupon Rate of 10.00% per annum and the Minimum Coupon Rate of 0.00% per annum. The Variable Coupon Rate for each Coupon Period will be linked to the Reference Rate for that period, which is the difference between the 30 Year USD SOFR ICE Swap Rate and 2 Year USD SOFR ICE Swap Rate.

(h) This security is currently valued by IMS Capital Management, Inc. (the “Adviser”) using fair valuation procedures approved by the Board of Trustees under the oversight of the Fair Valuation Committee. The aggregate value of such securities is $2,220,804 which represents 18.53% of net assets.

(i) Rate shown represents the 7-day effective yield at June 30, 2025, is subject to change and resets daily.

The following abbreviations are used in this portfolio:

CMS - Constant Maturity Swap

Ltd. - Limited

LLC - Limited Liability Corporation

SA - Societe Anonyme

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2025

	IMS Capital Value Fund	IMS Strategic Income Fund
Assets:
Investments in securities:
At cost	$29,304,019	$12,410,804
At value	$51,865,201	$11,800,502
Receivables:
Interest	1,003	178,319
Dividends	29,150	29,372
Fund shares sold	40,000	—
Prepaid expenses	7,730	9,872
Total assets	51,943,084	12,018,065

Liabilities:
Payables:
Due to Adviser	49,676	2,060
Due to administrator, fund accountant and transfer agent	13,891	7,634
Accrued trustee fees	3,013	3,013
Accrued expenses	18,323	17,746
Total liabilities	84,903	30,453
Commitments and contingencies(a)	—	—
Net Assets	$51,858,181	$11,987,612

Net Assets consist of:
Paid-in capital	$27,488,893	$38,751,572
Total distributable earnings (accumulated deficit)	24,369,288	(26,763,960)
Total Net Assets	$51,858,181	$11,987,612

Shares outstanding (unlimited number of shares authorized, no par value)	1,404,874	5,944,970
Net asset value and offering price per share	$36.91	$2.02
Minimum redemption price per share(b)	$36.73	$2.01

(a) See Note 13 in the Notes to Financial Statements.

(b) A redemption fee of 0.50% will be assessed on shares of the Fund that are redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2025

	IMS Capital Value Fund	IMS Strategic Income Fund

Investment income:
Dividends	$685,855	$324,411
Interest	33,360	705,465
Total investment income	719,215	1,029,876

Expenses:
Investment Adviser fees(a)	615,702	155,466
Accounting, administration and transfer agent fees and expenses(a)	152,452	86,140
Printing expenses	24,490	21,344
Legal expenses	20,141	20,140
Trustee fees and expenses	17,992	17,992
Interest expenses	13,828	8,965
Audit expenses	13,500	13,500
Insurance expenses	12,543	3,456
Custodian expenses	9,657	6,140
Miscellaneous expenses	9,138	7,294
Compliance fees(a)	8,795	8,795
Registration expenses	5,904	8,391
Shareholder networking fees	5,733	1,541
Pricing expenses	5,081	14,131
Total expenses	914,956	373,295
Plus: Expenses recouped (Less: fees waived/expenses reimbursed) by Adviser(a)	—	(123,728)
Net expenses	914,956	249,567

Net Investment Income (Loss)	(195,741)	780,309

Realized and unrealized gain (loss) on investment securities:
Net realized gain (loss) on investment securities	1,907,598	(436,938)
Change in unrealized appreciation on investment securities	3,604,579	355,997
Net realized and unrealized gain (loss) on investment securities	5,512,177	(80,941)

Net Increase in Net Assets Resulting from Operations	$5,316,436	$699,368

(a) See Note 4 in the Notes to Financial Statements.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

For the
Year Ended
June 30, 2025

Increase (decrease) in cash:
Cash flows from operating activities:
Increase in net assets resulting from operations	$699,368
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Procceds received from Litigation/Reorganizations	1,610
Accretion of discount/Amortization of premium, net	(36,379)
Purchase of investment securities	(32,300,789)
Proceeds from disposition of investment securities	33,516,486
Purchase of short-term investment securities	(16,500,533)
Proceeds from disposition of short-term investment securities	16,464,156
Decrease in dividends and interest receivable	20,613
Decrease in prepaid expenses	669
Decrease in accrued expenses	(2,288)
Net unrealized appreciation on investment securities	(355,997)
Net realized loss on investment securities	436,938
Net cash provided by operating activities	1,943,854

Cash flows from financing activities:
Proceeds from loan	4,333,265
Payments on loan	(4,703,774)
Proceeds from Fund shares sold	384,196
Payment on Fund shares redeemed	(1,953,667)
Cash distributions paid	(3,874)
Net cash used for financing activities	(1,943,854)

Net increase in cash	$—

Cash:
Beginning of year	$—
End of year	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $899,058.

Interest paid by the Fund for outstanding balances on the line of credit amounted to $8,965.

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

-

	For the	For the
	Year Ended	Year Ended
	June 30, 2025	June 30, 2024

Increase in Net Assets due to:
Operations:
Net investment loss	$(195,741)	$(156,427)
Net realized gain on investment securities	1,907,598	3,469,268
Change in unrealized appreciation on investment securities	3,604,579	9,588,687
Net increase in net assets resulting from operations	5,316,436	12,901,528

Distributions to shareholders from:
Distributable earnings	(2,817,541)	—
Total Distributions	(2,817,541)	—

Capital share transactions:
Proceeds from shares purchased	2,060,631	2,269,724
Reinvestment of distributions	2,815,791	—
Amount paid for shares redeemed	(6,836,053)	(4,625,561)
Proceeds from redemption fees	667	176
Net decrease in net assets from share transactions	(1,958,964)	(2,355,661)

Total Increase in Net Assets	539,931	10,545,867

Net Assets:
Beginning of year	$51,318,250	40,772,383

End of year	$51,858,181	$51,318,250

Capital Share Transactions
Shares purchased	56,690	77,481
Shares issued in reinvestment of distributions	78,151	—
Shares redeemed	(193,551)	(162,258)
Net decrease in capital shares	(58,710)	(84,777)

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2025	June 30, 2024

Increase in Net Assets due to:
Operations:
Net investment income	$780,309	$989,054
Net realized loss on investment securities	(436,938)	(2,422,324)
Change in unrealized appreciation on investment securities	355,997	2,204,364
Net increase in net assets resulting from operations	699,368	771,094

Distributions to shareholders from:
Distributable earnings	(902,932)	(843,030)
Total Distributions	(902,932)	(843,030)

Capital share transactions:
Proceeds from shares purchased	384,196	738,291
Reinvestment of distributions	899,058	833,397
Amount paid for shares redeemed	(1,953,682)	(617,891)
Proceeds from redemption fees	15	—
Net increase (decrease) in net assets from share transactions	(670,413)	953,797

Total Increase (Decrease) in Net Assets	(873,977)	881,861

Net Assets:
Beginning of year	$12,861,589	11,979,728

End of year	$11,987,612	$12,861,589

Capital Share Transactions
Shares purchased	190,588	358,250
Shares issued in reinvestment of distributions	442,150	406,458
Shares redeemed	(961,806)	(297,662)
Net increase (decrease) in capital shares	(329,068)	467,046

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2025	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021

Net Asset Value, Beginning of Year	$35.06	$26.33	$20.28	$30.88	$22.50

Investment Operations:
Net investment loss	(0.14)	(0.11)	(0.22)	(0.30)	(0.18)
Net realized and unrealized gain (loss) on investments	3.96	8.84	6.27	(6.76)	9.13
Total from investment operations	3.82	8.73	6.05	(7.06)	8.95

Less Distributions to Shareholders:
From net investment income	—	—	—	—	(0.04)
From net realized capital gains	(1.97)	—	—	(3.54)	(0.53)
Total distributions	(1.97)	—	—	(3.54)	(0.57)

Paid in capital from redemption fees(a) (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$36.91	$35.06	$26.33	$20.28	$30.88

Total Return(c)	11.05%	33.16%	29.83%	(26.27)%	40.16%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$51,858	$51,318	$40,772	$34,078	$45,354

Ratio of expenses to average net assets:(d)	1.80%	1.85%	1.96%	1.82%	1.85%

Ratio of expenses to average net assets before recoupment, waiver and/or reimbursement:(d)	1.80%	1.84%	1.98%	1.82%	1.85%

Ratio of net investment loss to average net assets:(d)	(0.38)%	(0.35)%	(0.87)%	(1.10)%	(0.69)%
Ratio of net investment loss to average net assets before recoupment, waiver and/or reimbursement:(d)	(0.38)%	(0.34)%	(0.89)%	(1.10)%	(0.69)%

Portfolio turnover rate	70.05%	20.76%	22.21%	37.16%	79.58%

(a)	The average shares method was used to calculate redemption fees.
(b)	Represents less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The ratios include 0.03% of interest expense during the year ended June 30, 2025, 0.01% during the years ended June 30, 2024, June 30, 2023, and June 30, 2021 and 0.002% during the year ended June 30, 2022.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2025	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021

Net Asset Value, Beginning of Year	$2.05	$2.06	$2.08	$2.78	$2.30

Investment Operations:
Net investment income	0.13	0.16	0.15	0.18	0.15
Net realized and unrealized gain (loss) on investments	(0.01)	(0.03)	(0.02)	(0.71)	0.49 (a)
Total from investment operations	0.12	0.13	0.13	(0.53)	0.64

Less Distributions to Shareholders:
From net investment income	(0.15)	(0.14)	(0.15)	(0.17)	(0.16)
Total distributions	(0.15)	(0.14)	(0.15)	(0.17)	(0.16)

Paid in capital from redemption fees(b)	0.00 (c)	0.00 (c)	0.00 (c)	—	—

Net Asset Value, End of Year	$2.02	$2.05	$2.06	$2.08	$2.78

Total Return(d)	6.06%	6.53%	6.42%	(20.06)%	28.53%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$11,988	$12,862	$11,980	$11,713	$15,188

Ratio of expenses to average net assets:(e)	2.02%	1.99%	1.98%	1.96%	1.95%

Ratio of expenses to average net assets before waiver & reimbursement:(e)	3.03%	2.99%	3.20%	2.77%	2.87%

Ratio of net investment income to average net assets:(e)	6.32%	8.01%	6.97%	6.85%	5.88%
Ratio of net investment income to average net assets before waiver & reimbursement:(e)	5.32%	7.01%	5.76%	6.03%	4.96%

Portfolio turnover rate	266.79%	530.27%	493.36%	477.02%	531.13%

(a)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net assets value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of subscriptions and redemptions in relation to fluctuating market values.
(b)	The average shares method was used to calculate redemption fees.
(c)	Represents less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(e)	The ratios include 0.07% of interest expense during the year ended June 30, 2025, 0.04% during the year ended June 30, 2024, 0.03% for the year ended June 30, 2023, 0.01% for the year ended June 30, 2022 and 0.002% for the year ended June 30, 2021.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2025

NOTE 1. ORGANIZATION

The IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund (the “Value Fund”) and the IMS Strategic Income Fund (the “Income Fund”), were each organized as a diversified series of 360 Funds (the “Trust”) on June 20, 2014. The Trust was organized on February 24, 2005, as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The investment objective of the Value Fund is to provide long-term growth from capital appreciation and secondarily, income from dividends. The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment adviser of each Fund is IMS Capital Management, Inc. (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

Management has evaluated the Funds’ tax positions taken on Federal income tax returns for all open tax years (tax years ended June 30, 2022, June 30, 2023 and June 30, 2024) and expected to be taken during the year ended June 30, 2025, and has concluded that no provision for income tax is required in these financial statements. As of and during the year ended June 30, 2025, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year ended June 30, 2025, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2022.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board of Trustees (the “Board”)).

Security Transactions and Related Income – Each Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (“REITS”) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2025

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and Distributions – The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values (“NAV”) per share of the Funds.

For the year ended June 30, 2025, the Funds made the following reclassifications to increase (decrease) the components of net assets. The reclassifications are primarily attributable to the reclass of net ordinary losses to paid-in capital.

Fund	Paid-in Capital	Total Accumulated Earnings (Deficit)
Value Fund	$(182,331)	$182,331
Income Fund	—	—

Segment Reporting – The Funds have adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Funds’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. Each Fund operates as a single reportable segment, an investment company whose investment objective is included in Note 1. In connection with the adoption of ASU 2023-07, the Funds’ Adviser has been designated as the Funds’ CODM, who is responsible for assessing the performance of each Fund’s single segment and deciding how to allocate each segment’s resources. To perform this function, the CODM reviews the information in the Funds’ Financial Statements.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2025

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using a Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange. A description of the valuation techniques applied to each Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.

Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, structured notes and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 2 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Valuation Committee, defined below. These securities will be categorized as Level 3 securities. The Adviser has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2025

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The SEC adopted Rule 2a-5 under the 1940 Act, which established an updated regulatory framework for registered investment company fair valuation practices. The Funds’ fair value policies and procedures and valuation practices were updated to comply with Rule 2a-5. Specifically, the Board designated the Adviser as the Funds’ “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability.

The Fund’s policies regarding fair value pricing are intended to result in a calculation of a Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using a Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using a Fund’s normal pricing procedures.

Pursuant to policies adopted by the Board, the Valuation Designee reports all fair valued securities to the Board at least quarterly. The Board monitors and evaluates the Fund’s use of fair value pricing. These securities will be categorized as Level 3 securities.

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2025:

	Valuation Inputs
Investments at Value	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stock*	$51,652,679	$—	$—	$51,652,679
Money Market Securities	212,522	—	—	212,522
Total	$51,865,201	$—	$—	$51,865,201

* Refer to the Schedule of Investments for industry classifications.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2025

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2025

	Valuation Inputs
Investments at Value	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stock*	$1,762,262	$—	$—	$1,762,262
Corporate Bonds	—	5,942,475	—	5,942,475
Government Bonds		1,838,584	—	1,838,584
Structured Notes	—	—	2,220,804	2,220,804
Money Market Securities	36,377	—	—	36,377
Total	$1,798,639	$7,781,059	$2,220,804	$11,800,502

* Refer to the Schedule of Investments for industry classifications.

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund and the Income Fund did not hold any derivative instruments during the reporting period. The Value Fund and the Income Fund recognize transfers between fair value hierarchy levels at the end of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2024	Realized gain (loss)	Amortization	Change in unrealized appreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2025
Structured Notes	$1,918,307	$—	$949	$301,548	$—	$—	$—	$—	$2,220,804
Total	$1,918,307	$—	$949	$301,548	$—	$—	$—	$—	$2,220,804

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of June 30, 2025:

Quantitative information about Level 3 fair value measurements
	Fair value at 12/31/2024	Valuation technique(s)	Unobservable input	Range
Structured Notes	$ 2,220,804	Vendor Pricing	Broker quotes(1)	$80.62-$100.02

(1) A significant increase in this input in isolation would result in a significantly higher fair value measurement. Unobservable inputs from the broker quotes were not included because the Income Fund does not develop the quantitative inputs and they are not readily available.

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at June 30, 2025 was $301,548 as shown below.

Total Change in Unrealized Appreciation
Structured Notes	$301,548
Total	$301,548

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2025

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser serves as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Funds and manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board.

The Adviser has entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with GAAP, acquired funds fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, interest and dividend expense on securities sold short, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 of the 1940 Act) to not more than 1.95% through at least October 31, 2026. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years from the date of the waiver or reimbursement, provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of repayment. Before October 31, 2026, the agreement cannot be terminated without approval by the Funds’ Board.

Under the terms of the Advisory Agreement, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned, fee waivers and recoupments, and expenses reimbursed during the year ended June 30, 2025, as well as amounts due to the Adviser at June 30, 2025.

	Value Fund	Income Fund
Management fee under Advisory Agreement (as a percentage of average net assets)	1.21%	1.26%
Expense limitation (as a percentage of average net assets)	1.95%	1.95%
Management fees earned	$615,702	$155,466
Expenses recouped (fees waived and expenses reimbursed)	$—	$(123,728)
Payable to Adviser	$49,676	$2,060

The amounts subject to repayment by the Funds pursuant to the aforementioned conditions, are as follows:

Fund	Amount	Expires June 30,
Income Fund	$143,567	2026
Income Fund	$123,337	2027
Income Fund	$123,728	2028

The Trust has entered into an Investment Company Services Agreement (the “Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Funds’ portfolio securities; (d) pricing the Funds’ shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Funds’ compliance; and (j) maintaining shareholder account records.

For the year ended June 30, 2025, the Funds incurred servicing fees, including out of pocket expenses, as follows:

Fund	Service Fees
Value Fund	$152,452
Income Fund	$86,140

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2025

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)

The Funds have also entered into a CCO Service Agreement (the “CCO Agreement”) with M3Sixty to provide Chief Compliance Officer (“CCO”) services to the Funds. For the year ended June 30, 2025, the Funds incurred CCO servicing fees as follows:

Fund	CCO Service Fees
Value Fund	$8,795
Income Fund	$8,795

Certain officers and a Trustee of the Trust are also employees and officers of M3Sixty.

Matrix 360 Distributors, LLC (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the year ended June 30, 2025.

The Distributor is not affiliated with the Adviser. The Distributor is an affiliate of M3Sixty.

NOTE 5. LINE OF CREDIT

During the year ended June 30, 2025, each Fund entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit secured by the Funds’ investments. Borrowings under this agreement bear interest at secured overnight financing rate (“SOFR”) plus 1.500%. Maximum borrowings for each Fund are lesser of $2,000,000 or 10% of the Fund’s daily investments at value. Total borrowings for the Funds cannot exceed $2,000,000 at any time. The current agreement expires on August 31, 2025. Borrowing information as-of and during the year ended June 30, 2025 were as follows:

	Value Fund	Income Fund
Maximum available bank line of credit as of June 30, 2025	$2,000,000	$1,180,050
Average borrowings for the period	$497,356	$273,390
Average interest rate for the period	6.311%	6.248%
Highest balance drawn during the period	$1,093,401	$1,113,891
Interest rate at June 30, 2025	5.920%	5.920%
Interest expense during the year ended June 30, 2025	$13,828	$8,965
Line of credit borrowing at June 30, 2025	$—	$—

NOTE 6. INVESTMENTS

For the year ended June 30, 2025 purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value Fund	Income Fund
Purchases	$35,529,217	$32,300,789
Sales	$40,798,780	$33,516,486

The Funds had no U.S. Government security transactions during the year ended June 30, 2025.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2025

NOTE 6. INVESTMENTS (continued)

As of June 30, 2025, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Income Fund
Gross Appreciation	$22,694,196	$51,657
Gross (Depreciation)	(133,014)	(661,959)
Net Appreciation (Depreciation) on Investments	$22,561,182	$(610,302)
Tax Cost	$29,304,019	$12,410,804

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2025, NFS LLC (“NFS”) and Charles Schwab & Co., Inc. (“Schwab”) held, for the benefit of their customers, greater than 25% of the Funds’ voting securities. As a result, both NFS and Schwab may be deemed to control the Funds. The percentages of voting securities of the Funds held by NFS and Schwab as of June 30, 2025 were as follows:

	Value Fund	Income Fund
NFS	39.53%	39.34%
Schwab	40.13%	53.88%

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund – For the year ended June 30, 2025, the Value Fund paid distributions totaling $1.975 per share and for the year ended June 30, 2024, the Value Fund paid no distributions.

The tax characterization of distributions for the fiscal year ended June 30, 2025, were as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2025
Ordinary Income	$652,807
Long-Term Capital Gains	2,164,734
Total Distributions paid	$2,817,541

Income Fund – For the year ended June 30, 2025, the Income Fund paid monthly distributions totaling $0.150 per share and for the year ended June 30, 2024, the Income Fund paid monthly distributions totaling $0.140 per share.

The tax characterization of distributions for the fiscal year ended June 30, 2025 and for the fiscal year ended June 30, 2024, were as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2025	Fiscal Year Ended June 30, 2024
Ordinary Income	$902,932	$843,030
Total Distributions paid	$902,932	$843,030

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2025

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of June 30, 2025, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Value Fund	Income Fund
Undistributed net investment income	$—	$23,401
Deferred capital and other losses	(99,492)	(214,587)
Accumulated realized capital gains (losses)	1,907,598	(25,962,472)
Net unrealized appreciation (depreciation)	22,561,182	(610,302)
	$24,369,288	$(26,763,960)

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “Deferred capital and other losses” above.

As of June 30, 2025, deferred capital and other losses noted above consist of:

	Post-October Capital Losses	Late Year Ordinary Losses
Value Fund	$—	$99,492
Income Fund	214,587	—

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At June 30, 2025, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

	Value Fund	Income Fund
No expiration – short-term	$—	$8,731,341
No expiration – long-term	—	17,231,131
	$—	$25,962,472

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. During the year ended June 30, 2025, the Funds did not utilize any capital loss carryforwards.

NOTE 10. STRUCTURED NOTES

The Income Fund invests in certain structured products, including interest rate or index-linked notes. These structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may lose some of its principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2025

NOTE 10. STRUCTURED NOTES (continued)

In the case of a decrease in the value of the underlying asset, the Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

At June 30, 2025, the aggregate value of such securities amounted to $2,220,804 or 18.53% of the net assets of the Income Fund.

NOTE 11. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Valuation Designee, subject to oversight by the Board. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A or Regulation S of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At June 30, 2025, the aggregate value of such securities amounted to $1,161,563 or 9.69% of the net assets of the Income Fund.

	Acquisition Date		Principal Amount	Amortized Cost	Value
Bausch Health Cos., Inc., 11.000%, Due 09/30/2028, 144A	12/19/2024		$500,000	$484,489	$495,000
Staples, Inc., 10.75%, due 04/15/2027, 144A	4/12/2021	(a)	750,000	749,406	666,563
				$1,233,895	$1,161,563

(a)	Additional purchases were made on 6/3/2021 and 12/29/2021.

NOTE 12. SUBSEQUENT EVENTS

On July 15, 2025, the Income Fund declared a dividend of $59,420, which was paid on July 15, 2025.

On August 15, 2025 the Income Fund declared a dividend of $61,326, which was paid on August 15, 2025.

On July 1, 2025, Pinnacle Wealth Advisors, Inc. (“Pinnacle”), an Oregon corporation, agreed to acquire IMS Capital Management, Inc. (“IMS Capital”), an Oregon corporation and the investment adviser to the Funds. The transaction is expected to close on September 30, 2025 (the “Closing Date”).

Impact on the Investment Advisory Agreement – The acquisition will constitute an “assignment” of the current investment advisory agreement between the Trust and IMS Capital under Section 2(a)(4) of the 1940 Act, resulting in its automatic termination upon closing. The Board has taken the following actions to ensure the continuity of investment advisory services for the Funds.

At a special meeting held on August 26, 2025, the Board, including a majority of the Independent Trustees, approved the following under Sections 15(c) and 15(f) of the 1940 Act:

1.	New Investment Advisory Agreement – A new investment advisory agreement between the Trust and Pinnacle, subject to shareholder approval, maintains the same fee structure and substantially similar terms as the current agreement.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2025

NOTE 12. SUBSEQUENT EVENTS (continued)

2.	Interim Investment Advisory Agreement – An interim investment advisory agreement under Rule 15a-4 under the 1940 Act will take effect upon closing if shareholders have not yet approved the new investment advisory agreement. Under the interim agreement:

-	Services and compensation will be no greater than under the current agreement.

-	All compensation earned will be held in an interest-bearing escrow account.

-	The agreement will remain in effect for up to 150 days after the Closing Date or until shareholders approve the new agreement, whichever occurs first.

-	Pinnacle will only pay escrowed amounts if shareholders approve the new agreement.

3.	New Expense Limitation Agreement – An expense limitation agreement maintaining the Funds’ operating expense cap at 1.95% through October 31, 2027.

Section 15(f) Safe Harbor Compliance – the transaction has been structured to comply with Section 15(f) of the 1940 Act, which provides a safe harbor for investment adviser control changes. In approving the new agreements under Section 15(c), the Board determined that:

-	For at least two years following the closing, no “unfair burden” will be imposed on the Funds due to the transaction.

-	At least 75% of the Board will continue to be Independent Trustees for at least three years following the transaction.

-	Neither Pinnacle nor its affiliates will receive any compensation or reimbursement from the Funds regarding the transaction.

Shareholder Meeting – a special meeting of Fund shareholders has been called for on or about September 30, 2025, to approve the new investment advisory agreement and expense limitation agreement. Shareholders will receive a proxy statement discussing the new agreements on or about September 15, 2025.

Continuity of Portfolio Management – Pinnacle has committed to retaining the current portfolio management team and investment processes. Carl Marker, the current portfolio manager, will continue managing the Funds following the transaction and will retain an ownership interest in the combined entity. No changes to the Funds’ investment objectives, strategies, or policies are anticipated due to the transaction.

Management has evaluated subsequent events through the issuance of the financial statements and has noted no other such events that would require disclosure.

NOTE 13. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2025

NOTE 14. REGULATORY UPDATES

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets’ treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments became effective in December 2023. Following a recent extension by the SEC, fund groups with net assets of $1 billion or more must comply by June 11, 2026, while smaller fund groups (less than $1 billion in net assets) have until December 11, 2026. Management has determined that the Value Fund will be impacted by the rule and it will adopt an 80% investment policy, requiring it to invest at least 80% of the value of its assets in ”Value” investments as suggested by its name. Management expects the 80% policy will take effect on or about October 28, 2025.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

IMS Capital Value Fund and IMS Strategic Income Fund

and the Board of Trustees of 360 Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of IMS Capital Value Fund and IMS Strategic Income Fund (the “Funds”), each a series of 360 Funds (the “Trust”), including the schedule of investments, as of June 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for IMS Strategic Income Fund, the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2025, the results of their operations, the changes in their net assets, the statement of cash flows for IMS Strategic Income Fund, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended June 30, 2023, have been audited by other auditors, whose report dated August 31, 2023 expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 2023.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2025

IMS FAMILY OF FUNDS
OTHER INFORMATION
June 30, 2025 (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You can find the Funds’ prospectus, financial information on Form N-CSR, holdings, proxy voting information and other information at http://www.imsfunds.com. You may call toll-free at (877)244-6235 to request a copy of the SAI or to make shareholder inquiries.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877)244-6235; and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (877)244-6235; and on the SEC’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Funds’ fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. For the year ended June 30, 2025, certain distributions paid by the Funds may be subject to a maximum tax rate of 20%. The Value Fund and Income Fund intend to designate up to a maximum amount of $2,817,541 and $902,932, respectively, as taxed at a maximum rate of 20%.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2026 to determine the calendar year amounts to be included on their 2025 tax returns. Shareholders should consult their own tax advisors.

360 FUNDS

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

IMS Capital Management, Inc.

8995 S.E. Otty Road,

Portland, OR 97086

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP

Two Liberty Place

50 South 16th Street

Suite 2900

Philadelphia, PA 19102-2529

LEGAL COUNSEL

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

CUSTODIAN BANK

Huntington National Bank
41 South Street
Columbus, OH 43125

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

ITEM 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies

There were no changes in or disagreements with Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures during the year ended June 30, 2025.

ITEM 9.	Proxy Disclosures for Open-End Management Investment Companies.

N/A

ITEM 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Trustee fees paid by the Funds are within Item 7. Statements of Operations as Trustee fees and expenses.

ITEM 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

At meetings of the Board held on April 17, 2025 and April 23, 2025 (the “Meetings”), the Board considered the approval of the renewal of the Advisory Agreement between the Trust and the Adviser for the Value Fund and the Income Fund.

Legal Counsel (“Counsel”) reviewed with the Board a memorandum that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreement between the Trust and the Adviser concerning the Funds. Counsel discussed with the Trustees the types of information and factors that they should consider to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) the Adviser’s practices regarding possible conflicts of interest (collectively, the “Material Factors”).

In assessing these factors and reaching its decisions, the Board considered information furnished for its review and consideration throughout the year at Board meetings, and information prepared or presented in connection with the annual renewal process, including information in the Adviser’s presentation during the Meetings. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including (i) reports regarding the services and support provided to the Funds and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Funds from the Adviser; (iii) periodic commentary on the Funds’ performance; (iv) presentations about the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Funds and the Adviser; (vi) disclosure information contained in the registration statement of the Trust; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the Material Factors set forth above.

The Board also requested and received various informational materials including, without limitation: (i) documents about the Adviser, including its financial condition, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Funds’ expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) benefits to be realized by the Adviser from its relationship with the Funds. In addition, the Board had an extensive discussion with the Adviser regarding the matters discussed below.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2025

(1)	The nature, extent, and quality of the Adviser’s services.

The Board considered the Adviser’s contractual duties and responsibilities and its services to the Funds, including, without limitation, the Adviser’s processes for formulating investment recommendations and assuring compliance with the Funds’ investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow assets, and assist in the distribution of the Funds’ shares. The Board considered the Adviser’s personnel and operating methods, succession plans, the education and experience of its staff, and its compliance program. The Board also considered the Adviser’s commitment to dedicating appropriate resources to support the Funds’ operations. The Board noted the impact of recent SEC rules on the Funds and the Adviser, including the amendments to Rule 35d-1. After reviewing the preceding and further information, including the expanded ownership program at the Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Funds.

(2)	Investment Performance of the Funds and the Adviser.

The Board compared the short- and long-term performance of the Funds to its benchmark, comparable funds with similar objectives and size managed by other investment advisers (its “peer group”), and comparable funds of different sizes but with similar objectives (its “Morningstar category”). The Board also considered the consistency of the Adviser’s management of the Funds with its investment objective and policies.

Relative to its benchmark, the S&P 500® Index, and peer group, the Value Fund underperformed for all periods, each ending March 31, 2025.

For the Income Fund, the Board noted that relative to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond® Index, it had overperformed its benchmark for the year-to-date and five-year periods, but lagged its benchmark for the three and ten-year periods. Relative to its peers, the Income Fund had outperformed for the year-to-date, underperformed for the three and ten-year periods, and had mixed performance for the five years, each ended March 31, 2025.

After considering each Fund’s performance relative to its primary benchmark, peer group, and category, the Board concluded that the Funds’ performance was within a reasonable range and satisfactory.

(3)	The costs of the services provided and profits realized by the Adviser from the relationship with the Funds.

The Board considered the Adviser’s staffing, personnel, and operating methods; the Adviser’s financial condition and commitment to the Fund, and their asset levels and overall expenses. The Trustees considered the financial statements of the Adviser and the financial stability and productivity of the firm. The Trustees considered the fees and expenses of the Funds (including the management fee) relative to their category averages and medians, each as of March 27, 2025. The Board noted that each Fund’s management fee and net expense ratios were above their respective category average and median but substantially below the maximum and, therefore, within a reasonable range in their category.

The Trustees recognized that the Funds are smaller than most of their category constituents by a magnitude of 10 times or more, which affects the net expense ratios of the Funds and the Adviser’s ability to provide breakpoints in its management fee. The Trustees noted that regarding the Funds, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, to limit its annual operating expenses (with industry-standard exceptions) to not more than 1.95% through October 31, 2026. The Board also noted that while the Adviser realizes a profit for managing the Funds, the amount was reasonable and within a range that would have reflected an arm’s length negotiation. Following this analysis, further consideration, and discussion of the preceding, the Board concluded that the management fee and the Adviser’s profitability were fair and reasonable.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2025

(4)	The extent to which economies of scale would be realized if the Funds grow, and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

The Board considered the Funds’ fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increase, the shareholders of the Funds would benefit from the expense limitation arrangement. The Board noted that while a breakpoint schedule in the Advisory Agreement would be beneficial, such a feature only has benefits if the Funds’ assets were enough to realize the effect of the breakpoint. The Board further noted that lower expenses for the Funds’ shareholders are realized immediately with the expense limitation arrangements with the Adviser. The Board further noted that the Funds’ assets were at such levels that the expense limitation arrangement was providing benefits to the Funds’ shareholders. Following further discussion of the Funds’ asset levels, expectations for growth, and expense structure, the Board determined that the Funds’ fee arrangements, considering all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the Funds’ investors.

(5)	Possible conflicts of interest and benefits derived by the Adviser.

The Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Funds, the fact that the Adviser may utilize soft dollars, the basis of decisions to buy or sell securities for the Funds; and the substance and administration of the Adviser’s code of ethics. Based on the preceding, the Board determined that the Adviser’s standards and practices for identifying and mitigating possible conflicts of interest were satisfactory.

Regarding the Adviser’s potential conflicts of interest, the Board considered (i) the experience and ability of the advisory and compliance personnel assigned to the Funds; and (ii) the substance and administration of the Adviser’s code of ethics and other relevant policies described in its compliance manual and Form ADV. It also considered the results of the Adviser’s most recent SEC’s examination, which did not reveal any material deficiencies or control weaknesses. The Board, including the Independent Trustees, determined that the Adviser’s compliance policies and operational controls were reasonably designed to eliminate or mitigate these conflicts of interest.

In considering the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the numerous factors. The Board reached the following conclusions regarding the Advisory Agreements, among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreements; (b) the Adviser maintains an appropriate compliance program; and (c) each Fund’s advisory fee is reasonable considering the Adviser’s proposed services. Based on their conclusions, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreements was in the best interests of each Fund and its future shareholders.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Funds are open-ended management investment companies.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Funds are open-ended management investment companies.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Funds are open-ended management investment companies.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Funds are open-ended management investment companies.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable at this time.

ITEM 19.	EXHIBITS

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable.

(a)(4)	Letter from the Funds. former accountant pursuant to Item 304(a)(3) of Regulation S-K is filed herewith.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer,
Date: September 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: September 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Treasurer and Principal Financial Officer
Date: September 3, 2025